FOR IMMEDIATE RELEASE

Media Contact: Sharon Rothwell Vice President, Corporate Affairs 313.792.6028	Investor Contact: Maria Duey Vice President, Investor Relations 313.792.5500
MASCO CORPORATION REPORTS FIRST QUARTER RESULTS
Masco Corporation Highlights:
First Quarter 2007

•	Net sales from continuing operations declined nine percent to $2.9 billion.

•	Income from continuing operations was $142 million or $.37 per common share.

•	The quarterly dividend was increased from $.22 to $.23 per common share, making 2007 the 49th consecutive year in which dividends have been increased.

•	The Company returned $361 million to shareholders through share repurchases and dividends.

•	The Company had $1.2 billion in cash and marketable securities at March 31.
     Taylor, Michigan (May 1, 2007) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended March 31, 2007 declined nine percent to $2.9 billion compared with $3.2 billion for the first quarter of 2006. North American sales declined 15 percent and International sales increased 21 percent. In local currencies, International sales increased 10 percent compared with the first quarter of 2006.
     Income from continuing operations was $142 million or $.37 per common share and $207 million or $.50 per common share in the first quarters of 2007 and 2006, respectively. Results benefited from net gains of $.04 and $.01 per common share related to financial investments in the first quarters of 2007 and 2006, respectively.
     First quarter 2007 results, seasonally the lowest quarter of the year, were adversely affected by lower sales volume of installation and other services, assembled cabinets and windows and doors in the new home construction market and a continued moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets, as well as a less favorable product mix and increased commodity costs. Results were aided by increased sales volume of paints and stains and increased sales from International operations, particularly plumbing products.

     As part of its profit improvement programs, the Company has been focused on the rationalization of its businesses, including sourcing programs, business consolidations, plant closures, headcount reductions and other initiatives. During the first quarters of 2007 and 2006, the Company incurred costs and charges of $25 million pre-tax ($.04 per common share, after tax) and $17 million pre-tax ($.03 per common share, after tax), respectively, related to profit improvement programs. Offsetting these charges in the first quarter of 2007 were lower stock-based compensation expense and gain on the sale of corporate fixed assets aggregating $12 million pre-tax ($.02 per common share, after tax) and the previously discussed income related to financial investments of $.04 per common share, after tax.
     While results in the first quarter of 2007 were substantially below the strong first quarter of 2006, reflecting a decline of approximately 30 percent in housing starts, sales and earnings were better than the Company anticipated when it issued its full-year 2007 earnings guidance in February. At that time, the Company anticipated that first quarter net sales would be down low-double digits, compared with the actual decline of nine percent.
     Economic conditions, however, remain uncertain in the Company’s markets, and certain commodity costs, which had stabilized or declined, have recently increased once again. Housing starts have declined dramatically in the last 12 months due to previous excessive speculative buying, rapidly rising home prices in recent years reducing affordability and less attractive mortgage terms. Even with the recent decline in new home construction, the inventory of unsold new and existing homes has remained at unprecedented high levels. As a result, the Company has lowered its 2007 housing starts estimate to between approximately 1.4 million to 1.5 million. In addition, we continue to see a moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets, and currently estimate that 2007 full-year sales will decline low-to-mid single digits compared with 2006.
     The Company believes that the negative impacts of its downward revision in estimated housing starts to a range of approximately 1.4 million to 1.5 million from approximately 1.5 million to 1.7 million, assumed in its original guidance given in February, and increased commodity costs will be largely offset by a combination of the stronger-than-expected first quarter results, the continued strength related to International operations, including the favorable effect of currency translation, share repurchases and the profit improvement programs we are pursuing. Accordingly, at this time the Company, assuming no further escalation in commodity costs, estimates that 2007 full-year earnings will approximate $1.50 to $1.70 per common share, instead of its original guidance of “$1.50 or less to $1.80 per common share or more.” The above guidance includes approximately $60 million pre-tax ($.10 per common share, after tax) of costs related to plant start-up, severance, systems implementations and plant closures.
     Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

     A conference call regarding items contained in this release is scheduled for Tuesday, May 1, 2007 at 11:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (719) 457-2649 (confirmation #8812460). The conference call will be webcast simultaneously on the Company’s website at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the website. A replay of the call will be available on Masco’s website or by phone by dialing (719) 457-0820 (replay access code #8812460) approximately two hours after the end of the call and will continue through May 8, 2007.
     Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s website at www.masco.com.
     Statements contained herein that reflect the Company’s views about its future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and, accordingly, the Company’s results may differ materially from the results discussed in such forward-looking statements. For an explanation of various factors that may affect our performance, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” section) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company believes that certain non-GAAP performance measures and ratios that may be contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.
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MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Three Months Ended March 31, 2007 and 2006
(In Millions, Except Per Common Share Data)

	Three Months Ended
	March 31,
	2007	2006
Net sales	$2,881	$3,167
Cost of sales	2,125	2,293

Gross profit	756	874
Selling, general and administrative expenses	499	519

Operating profit	257	355
Other income (expense), net	(21)	(30)

Income from continuing operations before income taxes, minority interest and cumulative effect of accounting change, net	236	325
Income taxes	85	112

Income from continuing operations before minority interest and cumulative effect of accounting change, net	151	213
Minority interest	9	6

Income from continuing operations before cumulative effect of accounting change, net	142	207
Income from discontinued operations, net	1	—
Cumulative effect of accounting change, net	—	(3)

Net income	$143	$204

Earnings per common share (diluted):
Income from continuing operations before cumulative effect of accounting change, net	$0.37	$0.50
Income from discontinued operations, net	—	—
Cumulative effect of accounting change, net	—	(0.01)

Net income	$0.37	$0.50

Average diluted common shares	388	411

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
First Quarter 2007
•	Net sales from continuing operations declined nine percent, with North American sales declining 15 percent and International sales increasing 21 percent. In local currencies, International sales increased 10 percent compared with the first quarter of 2006.

•	Key retailer sales from continuing operations declined two percent in the 2007 first quarter compared with an increase of seven percent in the 2006 first quarter and a decline of seven percent in the 2006 fourth quarter.

•	Sales changes by segment in the first quarter of 2007 versus the first quarter of 2006 were:
•	Cabinets and Related Products sales declined 19 percent;

•	Plumbing Products sales increased seven percent;

•	Installation and Other Services sales declined 21 percent;

•	Decorative Architectural Products sales increased seven percent; and

•	Other Specialty Products sales declined 13 percent.
•	International sales were strong, particularly for plumbing products, due to stronger European economies, market share gains and the favorable effect of currency translation.

•	Income from continuing operations was $142 million or $.37 per common share and $207 million or $.50 per common share in the first quarters of 2007 and 2006, respectively.

•	Net income in the first quarter of 2007 was $143 million or $.37 per common share, including income from discontinued operations, net, of $1 million. Net income in the first quarter of 2006 was $204 million or $.50 per common share after giving recognition to the cumulative effect of an accounting change, net, of $3 million or $.01 per common share related to stock-based compensation.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
First Quarter 2007 (continued)
•	In addition, results benefited from net gains of $.04 and $.01 per common share related to financial investments in the first quarters of 2007 and 2006, respectively.

•	First quarter 2007 results, seasonally the lowest quarter of the year, were adversely affected by lower sales volume of installation and other services, assembled cabinets and windows and doors in the new home construction market, lower retail sales volume of ready-to-assemble and assembled cabinets and a less favorable product mix. Results were aided by increased sales volume of paints and stains and increased sales from International operations, particularly plumbing products.

•	As part of its profit improvement programs, the Company has been focused on the rationalization of its businesses, including sourcing programs, business consolidations, plant closures, headcount reductions and other initiatives. During the first quarters of 2007 and 2006, the Company incurred costs and charges of $25 million pre-tax ($.04 per common share, after tax) and $17 million pre-tax ($.03 per common share, after tax), respectively, related to profit improvement programs. Offsetting these charges in the first quarter of 2007 were lower stock-based compensation expense and gain on the sale of corporate fixed assets aggregating $12 million pre-tax ($.02 per common share, after tax) and the previously discussed income related to financial investments of $.04 per common share, after tax.

•	Gross margins were 26.2 percent in the first quarter of 2007 compared with 27.6 percent in the first quarter of 2006. Operating profit margins, as reported, were 8.9 percent in the first quarter of 2007 compared with 11.2 percent in the first quarter of 2006. Operating profit margins in the first quarters of 2007 and 2006 include the negative effect of reduced sales volume in 2007 and costs and charges related to profit improvement programs in both years.

•	SG&A expenses as a percent of sales, including general corporate expense, were 17.3 percent in the 2007 first quarter compared with 16.4 percent in the 2006 first quarter.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
First Quarter 2007 (continued)
•	General corporate expense was 1.8 percent of sales in the first quarter of 2007 compared with 1.5 percent in the comparable period of 2006.

•	Although actual SG&A expenses declined by $20 million in the first quarter of 2007 compared with the first quarter of 2006, SG&A expenses as a percent of sales increased in the first quarter of 2007 due to sales volume declines and severance costs.

•	During the quarter, the acquisition of Metaldyne by Asahi Tec Corporation (“Asahi Tec”), a Japanese automotive supplier, was finalized. The combined fair value of the Asahi Tec common and preferred stock, as well as the derivative related to the conversion feature on the preferred stock, received in exchange for the Company’s investment in Metaldyne, was $72 million. At March 31, 2007, the Company has recognized a combined net gain of $4 million (including the transaction gain and the subsequent valuation of the derivative) in income from financial investments, net.

•	Accounts receivable days at the end of the first quarter were 52 days compared with 50 days a year ago.

•	Inventory days at the end of the first quarter were 50 days compared with 49 days a year ago.

•	Accounts payable days at the end of the first quarter were 42 days compared with 37 days a year ago.

•	Working capital at March 31, 2007 (defined as accounts receivable and inventories less accounts payable) improved to 17.4 percent of the last twelve months’ sales from 17.6 percent a year earlier.

•	The Company’s tax rate was 36.0 percent in the first quarter of 2007 compared with 34.5 percent in the comparable period of the prior year. The Company anticipates that its tax rate on income from continuing operations in 2007 will approximate 35 to 36 percent.

•	At the end of the quarter, the Company had a strong balance sheet with $1.2 billion in cash and marketable securities and $2 billion in unused bank lines.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
First Quarter 2007 (concluded)
•	For the twelve months ended March 31, 2007 and March 31, 2006, return on invested capital (as reported) was 8.8 percent and 12.9 percent, respectively. For the twelve months ended March 31, 2007 and March 31, 2006, return on invested capital (as reconciled) was 11.3 percent and 13.3 percent, respectively. While the Company remains committed to the continued improvement in its ROIC, recent business trends have resulted in a reduction in operating profit over the last several quarters, which negatively impacted ROIC. The Company continues to believe that it will achieve its ROIC goal of 18 percent by 2010.

•	During the quarter, the Company repurchased approximately nine million shares of Company common stock. The Company had approximately 27 million common shares remaining under its repurchase authorization at March 31, 2007.

•	During the quarter, holders of $1.8 billion (94 percent) principal amount at maturity of the Zero Coupon Convertible Senior Notes (“Notes”) required the Company to repurchase their Notes at a cash value of $825 million.

•	During the first quarter, the Company also retired $300 million of floating-rate notes due March 9, 2007. On March 14, 2007, the Company issued $300 million of floating-rate notes due 2010 and $300 million of fixed-rate 5.85% notes due 2017. These debt issuances provided net proceeds of $596 million and were in consideration of the March 2007 and upcoming August 2007 debt maturities. Debt as a percent of total capitalization was 51 percent and 46 percent at March 31, 2007 and 2006, respectively.

•	The Company’s diluted common shares for purposes of calculating earnings per common share were 388 million for the first quarter of 2007 compared with 411 million for the first quarter of 2006.

•	During the quarter, the Board of Directors increased the quarterly dividend from $.22 to $.23 per common share, making 2007 the 49th consecutive year in which dividends have been increased.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Outlook for 2007
•	While results in the first quarter of 2007 were substantially below the strong first quarter of 2006, reflecting a decline of approximately 30 percent in housing starts, sales and earnings were better than the Company anticipated when it issued its full-year 2007 earnings guidance in February. At that time, the Company anticipated that first quarter net sales would be down low-double digits, compared with the actual decline of nine percent.

•	Economic conditions, however, remain uncertain in the Company’s markets, and certain commodity costs, which had stabilized or declined, have recently increased once again. Housing starts have declined dramatically in the last 12 months due to previous excessive speculative buying, rapidly rising home prices in recent years reducing affordability and less attractive mortgage terms. Even with the recent decline in new home construction, the inventory of unsold new and existing homes has remained at unprecedented high levels. As a result, the Company has lowered its 2007 housing starts estimate to between approximately 1.4 million to 1.5 million. In addition, we continue to see a moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets, and currently estimate that 2007 full-year sales will decline low-to-mid single digits compared with 2006.

•	The Company believes that the negative impacts of its downward revision in estimated housing starts to a range of approximately 1.4 million to 1.5 million from approximately 1.5 million to 1.7 million, assumed in its original guidance given in February, and increased commodity costs will be largely offset by a combination of the stronger-than-expected first quarter results, the continued strength related to International operations, including the favorable effect of currency translation, share repurchases and the profit improvement programs we are pursuing. Accordingly, at this time the Company, assuming no further escalation in commodity costs, estimates that 2007 full-year earnings will approximate $1.50 to $1.70 per common share, instead of its original guidance of “$1.50 or less to $1.80 per common share or more.” The above guidance includes approximately $60 million pre-tax ($.10 per common share, after tax) of costs related to plant start-up, severance, systems implementations and plant closures.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Outlook for 2007 (concluded)
•	The Company expects to continue to return a minimum of $1 billion annually to shareholders, on average, through share repurchases and dividends as part of its ongoing commitment to value creation. The Company has returned $4.8 billion to shareholders over the last four calendar years including the repurchases of 126 million common shares and dividends. In addition, the first quarter of 2007, the Company returned $361 million to shareholders through share repurchases (nine million common shares) and dividends.

•	Diluted common shares for the computation of earnings per common share at April 1, 2007 were 383 million. This excludes the impact of any subsequent repurchases of common stock.
     Statements contained herein that reflect the Company’s views about its future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and, accordingly, the Company’s results may differ materially from the results discussed in such forward-looking statements. For an explanation of various factors that may affect our performance, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” section) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company believes that certain non-GAAP performance measures and ratios that may be contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.
###

MASCO CORPORATION — 1st Quarter 2007

Page
1	Condensed Consolidated Statements of Operations — 2007 & 2006 by Quarter

2	Notes to Condensed Consolidated Statements of Operations — 2007 & 2006 by Quarter

3	Sales by Segment and Geographic Area — Three Months Ended March 31, 2007 & 2006

4	2007 Quarterly Segment Data — Excluding Costs and Charges

5	2007 Quarterly Segment Data — Including Costs and Charges

6	2006 Quarterly Segment Data — Excluding Costs and Charges for Profit Improvement Programs and Impairment Charges for Goodwill

7	2006 Quarterly Segment Data — Including Costs and Charges for Profit Improvement Programs and Impairment Charges for Goodwill

8	Other Income (Expense), Net — 2007 & 2006 by Quarter

9	Condensed Consolidated Statements of Income — Three Months Ended March 31, 2007 & 2006

10	Condensed Consolidated Balance Sheets

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation

12	Operating Profit and Margins

13	Operating Profit and Shareholders’ Equity

14	Discontinued Operations

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2007 & 2006 — by Quarter
(dollars in millions, except per common share data)

	2007					2006
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- North America					$2,258	$10,537	$2,348	$2,710	$2,829	$2,650
- International, principally Europe					623	2,241	598	585	541	517

- Consolidated					2,881	12,778	2,946	3,295	3,370	3,167

Cost of Sales					2,125	9,259	2,203	2,372	2,391	2,293

Gross Profit					756	3,519	743	923	979	874
(Gross Margin)					26.2%	27.5%	25.2%	28.0%	29.1%	27.6%

S,G&A Expense (before GCE & (Gain) on Sale of Corporate Fixed Assets)					451	1,860	442	471	476	471
(S,G&A Expense as a % of Sales)					15.7%	14.6%	15.0%	14.3%	14.1%	14.9%

Operating Profit (before GCE, (Gain) on Sale of Corporate Fixed Assets, Income Regarding Litigation Settlement & Impairment Charges for Goodwill)					305	1,659	301	452	503	403
(Operating Margin)					10.6%	13.0%	10.2%	13.7%	14.9%	12.7%

- North America					242	1,427	248	392	441	346
(Margin)					10.7%	13.5%	10.6%	14.5%	15.6%	13.1%
- International, principally Europe					63	232	53	60	62	57
(Margin)					10.1%	10.4%	8.9%	10.3%	11.5%	11.0%

General Corporate Expense (GCE), Net					51	203	50	52	53	48

S,G&A Expense as a % of Sales (including GCE & (Gain) on Sale of Corporate Fixed Assets)					17.3%	16.1%	16.7%	15.9%	15.7%	16.4%

(Gain) on Sale of Corporate Fixed Assets, Net					(3)	—	—	—	—	—

Income Regarding Litigation Settlement					—	(1)	(1)	—	—	—

Impairment Charges for Goodwill					—	331	321	—	10	—

Operating Profit (Loss) per F/S					$257	$1,126	$(69)	$400	$440	$355

Earnings (Loss) per Common Share (Diluted):
Income (Loss) from Continuing Operations before Cumulative Effect of Accounting Change, Net					$0.37	$1.15	$(0.48)	$0.57	$0.53	$0.50

Income from Discontinued Operations, Net					—	0.08	—	0.07	0.01	—

Cumulative Effect of Accounting Change, Net					—	(0.01)	—	—	—	(0.01)

Net Income (Loss)					$0.37	$1.22	$(0.49)	$0.64	$0.54	$0.50

Please see page 2 for Notes.

MASCO CORPORATION
Notes to Condensed Consolidated Statements of Operations
2007 & 2006 — by Quarter
Notes:
-	Operating results in the first quarter of 2007 include $25 million pre-tax of costs and charges related to profit improvement programs.

-	Operating results in the fourth quarter of 2006 include $321 million of non-cash, pre-tax impairment charges for goodwill ($.82 per common share, after tax), primarily related to the Company’s European ready-to-assemble cabinet manufacturer.

-	Operating results in the first, second, third and fourth quarters of 2006 include $17 million pre-tax, $26 million pre-tax, $9 million pre-tax and $5 million pre-tax, respectively, of costs and charges related to the Company’s profit improvement programs.

-	Income (loss) from continuing operations for the second, third and fourth quarters of 2006 include $8 million pre-tax ($.01 per common share, after tax), $78 million pre-tax ($.13 per common share, after tax) and $15 million pre-tax ($.03 per common share, after tax), respectively, of non-cash impairment charges for financial investments.

-	Income from discontinued operations for the third quarter of 2006 includes a $50 million pre-tax net gain ($.07 per common share, after tax) from the disposition of businesses.

-	Operating results exclude an operation sold in the third quarter of 2006, which was treated as discontinued operations in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

-	Per common share amounts for the four quarters of 2006 do not total to the per common share amounts for the year primarily due to the timing of common stock transactions.

MASCO CORPORATION
Sales by Segment and Geographic Area
Three Months Ended March 31, 2007 & 2006
(dollars in millions)

	Three Months Ended		1st Qtr ’07
	March 31		vs.
	2007	2006	1st Qtr ’06
Cabinets and Related Products	$691	$852	-	19%
Plumbing Products	853	797	+	7%
Installation and Other Services	638	806	-	21%
Decorative Architectural Products	436	409	+	7%
Other Specialty Products	263	303	-	13%

Total	$2,881	$3,167	-	9%

North America	$2,258	$2,650	-	15%

International, principally Europe	623	517	+	21%

Total, as above	$2,881	$3,167	-	9%

Notes:
-	Data exclude discontinued operations.

-	Excluding acquisitions, consolidated net sales declined nine percent, North American net sales declined 15 percent and International net sales increased 21 percent compared with the first quarter of 2006 (please see page 11 for the GAAP reconciliation).

-	International net sales in local currencies increased 10 percent compared with the first quarter of 2006 (please see page 11 for the GAAP reconciliation).

MASCO CORPORATION
Quarterly Segment Data — 2007
Excluding Costs and Charges
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products					$691
- Plumbing Products					853
- Installation and Other Services					638
- Decorative Architectural Products					436
- Other Specialty Products					263

- Total					2,881

- North America					2,258
- International, principally Europe					623

- Total, as above					2,881

Operating Profit:
- Cabinets and Related Products					82
- Plumbing Products					83
- Installation and Other Services					36
- Decorative Architectural Products					93
- Other Specialty Products					34

- Total					328

- North America					263
- International, principally Europe					65

- Total, as above					328

General Corporate Expense (GCE), Net					49

(Gain) on Sale of Corporate Fixed Assets, Net					(3)

Income Regarding Litigation Settlement					—

Operating Profit (after GCE and Adjustments)					282

Other Income (Expense), Net					(21)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net					$261

Margins:
- Cabinets and Related Products					11.9%
- Plumbing Products					9.7%
- Installation and Other Services					5.6%
- Decorative Architectural Products					21.3%
- Other Specialty Products					12.9%
- Total					11.4%

- North America					11.6%
- International, principally Europe					10.4%
- Total, as above					11.4%
Notes:
–	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

–	Operating profit margins for the first quarter of 2007 exclude costs and charges of $25 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2007
Including Costs and Charges
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products					$691
- Plumbing Products					853
- Installation and Other Services					638
- Decorative Architectural Products					436
- Other Specialty Products					263

- Total					2,881

- North America					2,258
- International, principally Europe					623

- Total, as above					2,881

Operating Profit:
- Cabinets and Related Products					72
- Plumbing Products					77
- Installation and Other Services					30
- Decorative Architectural Products					93
- Other Specialty Products					33

- Total					305

- North America					242
- International, principally Europe					63

- Total, as above					305

General Corporate Expense (GCE), Net					51

(Gain) on Sale of Corporate Fixed Assets, Net					(3)

Income Regarding Litigation Settlement					—

Operating Profit (after GCE and Adjustments)					257

Other Income (Expense), Net					(21)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative

Effect of Accounting Change, Net					$236

Margins:
- Cabinets and Related Products					10.4%
- Plumbing Products					9.0%
- Installation and Other Services					4.7%
- Decorative Architectural Products					21.3%
- Other Specialty Products					12.5%
- Total					10.6%

- North America					10.7%
- International, principally Europe					10.1%
- Total, as above					10.6%
Note:
-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit margins for the first quarter of 2007 include costs and charges of $25 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Speciality Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2006
Excluding Costs and Charges for Profit Improvement Programs
and Impairment Charges for Goodwill
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$3,286	$745	$826	$863	$852
- Plumbing Products	3,296	809	848	842	797
- Installation and Other Services	3,158	726	814	812	806
- Decorative Architectural Products	1,777	366	477	525	409
- Other Specialty Products	1,261	300	330	328	303

- Total	12,778	2,946	3,295	3,370	3,167

- North America	10,537	2,348	2,710	2,829	2,650
- International, principally Europe	2,241	598	585	541	517

- Total, as above	12,778	2,946	3,295	3,370	3,167

Operating Profit:
- Cabinets and Related Products	446	80	107	138	121
- Plumbing Products	320	48	88	101	83
- Installation and Other Services	344	65	89	95	95
- Decorative Architectural Products	371	66	108	120	77
- Other Specialty Products	225	47	69	65	44

- Total	1,706	306	461	519	420

- North America	1,475	254	401	457	363
- International, principally Europe	231	52	60	62	57

- Total, as above	1,706	306	461	519	420

General Corporate Expense (GCE), Net	203	50	52	53	48

(Gain) on Sale of Corporate Fixed Assets, Net	—	—	—	—	—

Income Regarding Litigation Settlement	(1)	(1)	—	—	—

Operating Profit (after GCE and Adjustments)	1,504	257	409	466	372

Other Income (Expense), Net	(226)	(53)	(44)	(99)	(30)

Income from Continuing Operations before
Income Taxes, Minority Interest and Cumulative
Effect of Accounting Change, Net	$1,278	$204	$365	$367	$342

Margins:
- Cabinets and Related Products	13.6%	10.7%	13.0%	16.0%	14.2%
- Plumbing Products	9.7%	5.9%	10.4%	12.0%	10.4%
- Installation and Other Services	10.9%	9.0%	10.9%	11.7%	11.8%
- Decorative Architectural Products	20.9%	18.0%	22.6%	22.9%	18.8%
- Other Specialty Products	17.8%	15.7%	20.9%	19.8%	14.5%
- Total	13.4%	10.4%	14.0%	15.4%	13.3%

- North America	14.0%	10.8%	14.8%	16.2%	13.7%
- International, principally Europe	10.3%	8.7%	10.3%	11.5%	11.0%
- Total, as above	13.4%	10.4%	14.0%	15.4%	13.3%
Notes:
-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets and income regarding litigation settlement.

-	Operating profit margins for the fourth quarter of 2006 exclude $321 million of impairment charges for goodwill as follows: Cabinets and Related Products ($306 million), Plumbing Products ($1 million) and Decorative Architectural Products ($14 million).

-	Operating profit margins for the first, second, third and fourth quarters of 2006 for the Plumbing Products segment exclude $17 million pre-tax, $11 million pre-tax, $7 million pre-tax and $4 million pre-tax, respectively, of costs and charges related to the Company’s profit improvement programs.

-	Operating profit margins for the second, third and fourth quarters of 2006 for the Cabinets and Related Products segment exclude $15 million pre-tax, $2 million pre-tax and $1 million pre-tax, respectively, of costs and charges related to the closure of a relatively small ready-to-assemble cabinet manufacturing facility.

MASCO CORPORATION
Quarterly Segment Data — 2006
Including Costs and Charges for Profit Improvement Programs
and Impairment Charges for Goodwill
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$3,286	$745	$826	$863	$852
- Plumbing Products	3,296	809	848	842	797
- Installation and Other Services	3,158	726	814	812	806
- Decorative Architectural Products	1,777	366	477	525	409
- Other Specialty Products	1,261	300	330	328	303

- Total	12,778	2,946	3,295	3,370	3,167

- North America	10,537	2,348	2,710	2,829	2,650
- International, principally Europe	2,241	598	585	541	517

- Total, as above	12,778	2,946	3,295	3,370	3,167

Operating Profit (Loss):
- Cabinets and Related Products	122	(227)	105	123	121
- Plumbing Products	280	43	81	90	66
- Installation and Other Services	344	65	89	95	95
- Decorative Architectural Products	357	52	108	120	77
- Other Specialty Products	225	47	69	65	44

- Total	1,328	(20)	452	493	403

- North America	1,417	248	392	431	346
- International, principally Europe	(89)	(268)	60	62	57

- Total, as above	1,328	(20)	452	493	403

General Corporate Expense (GCE), Net	203	50	52	53	48
(Gain) on Sale of Corporate Fixed Assets, Net	—	—	—	—	—
Income Regarding Litigation Settlement	(1)	(1)	—	—	—

Operating Profit (Loss) (after GCE and Adjustments)	1,126	(69)	400	440	355
Other Income (Expense), Net	(226)	(53)	(44)	(99)	(30)

Income (Loss) from Continuing Operations before
Income Taxes, Minority Interest and Cumulative
Effect of Accounting Change, Net	$900	$(122)	$356	$341	$325

Margins:
- Cabinets and Related Products	3.7%	-30.5%	12.7%	14.3%	14.2%
- Plumbing Products	8.5%	5.3%	9.6%	10.7%	8.3%
- Installation and Other Services	10.9%	9.0%	10.9%	11.7%	11.8%
- Decorative Architectural Products	20.1%	14.2%	22.6%	22.9%	18.8%
- Other Specialty Products	17.8%	15.7%	20.9%	19.8%	14.5%
- Total	10.4%	-0.7%	13.7%	14.6%	12.7%

- North America	13.4%	10.6%	14.5%	15.2%	13.1%
- International, principally Europe	-4.0%	-44.8%	10.3%	11.5%	11.0%
- Total, as above	10.4%	-0.7%	13.7%	14.6%	12.7%
Notes:
-	Data exclude discontinued operations.

-	Operating profit (loss) and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets and income regarding litigation settlement.

-	Operating profit (loss) margins for the fourth quarter of 2006 include $321 million of impairment charges for goodwill as follows: Cabinets and Related Products ($306 million), Plumbing Products ($1 million) and Decorative Architectural Products ($14 million).

-	Operating profit margins for the first, second, third and fourth quarters of 2006 for the Plumbing Products segment include $17 million pre-tax, $11 million pre-tax, $7 million pre-tax and $4 million pre-tax, respectively, of costs and charges related to the Company’s profit improvement programs.

-	Operating profit (loss) margins for the second, third and fourth quarters of 2006 for the Cabinets and Related Products segment include $15 million pre-tax, $2 million pre-tax and $1 million pre-tax, respectively, of costs and charges related to the closure of a relatively small ready-to-assemble cabinet manufacturing facility.

MASCO CORPORATION
Other Income (Expense), Net
2007 & 2006 — by Quarter
(in millions)

	2007					2006
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense					$(63)	$(240)	$(69)	$(54)	$(53)	$(64)

Income from Cash and Cash Investments					14	47	22	6	5	14

Other Interest Income					—	2	—	—	1	1

Realized Gains from Financial Investments, Net					22	31	5	9	11	6

Dividend Income					5	10	2	1	1	6

Impairment Charges for Financial Investments					—	(101)	(15)	(8)	(78)	—

Other, Net					1	25	2	2	14	7

Total Other Income (Expense), Net					$(21)	$(226)	$(53)	$(44)	$(99)	$(30)

Notes:
-	Data exclude discontinued operations.

-	Other, net, for the first quarter of 2006 includes $4 million of currency transaction gains.

MASCO CORPORATION
Condensed Consolidated Statements of Income
Three Months Ended March 31, 2007 & 2006
(dollars and shares in millions, except per common share data)

			Three Months Ended		As a Percent of Sales
		%	March 31,		Three Months Ended March 31,
Line		Change	2007	2006	2007	2006
1	Net Sales	-9%	$2,881	$3,167	100.0%	100.0%
2	Cost of Sales	-7%	2,125	2,293	73.8%	72.4%

3	Gross Profit	-14%	756	874	26.2%	27.6%

	Operating Profit:
4	- Before GCE, Income Regarding Litigation Settlement, (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-8)	-24%	305	403	10.6%	12.7%
5	- After GCE, Income Regarding Litigation Settlement, (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-9-10-11)	-28%	257	355	8.9%	11.2%

	S,G&A Expense:
6	- General Corporate Expense (GCE), Net	6%	51	48	1.8%	1.5%
7	- (Gain) on Sale of Corporate Fixed Assets, Net		(3)	—	-0.1%	0.0%
8	- All Other	-4%	451	471	15.7%	14.9%

9	- Total S,G&A Expense	-4%	499	519	17.3%	16.4%

10	Impairment Charges for Goodwill		—	—	0.0%	0.0%
11	Income Regarding Litigation Settlement		—	—	0.0%	0.0%
12	Other Income (Expense), Net		(21)	(30)	-0.7%	-0.9%
13	Impairment Charges for Financial Investments		—	—	0.0%	0.0%

14	Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net (5+12+13)	-27%	236	325	8.2%	10.3%
15	Income Taxes	-24%	85	112	3.0%	3.5%
	(Tax Rate)		36.0%	34.5%

16	Income from Continuing Operations before Minority Interest and Cumulative Effect of Accounting Change, Net	-29%	151	213	5.2%	6.7%
17	Minority Interest		(9)	(6)	-0.3%	-0.2%

18	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-31%	142	207	4.9%	6.5%
19	Income from Discontinued Operations, Net		1	—	0.0%	0.0%
20	Cumulative Effect of Accounting Change, Net		—	(3)	0.0%	-0.1%

21	Net Income	-30%	$143	$204	5.0%	6.4%

	Earnings Per Common Share (Diluted):
	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-27%	$0.37	$0.50
	Income from Discontinued Operations, Net		—	—
	Cumulative Effect of Accounting Change, Net		—	(0.01)

	Net Income	-26%	$0.37	$0.50

	Average (Diluted) Common Shares	-6%	388	411

MASCO CORPORATION
Condensed Consolidated Balance Sheets
(in millions)

	March 31,	December 31,
	2007	2006
Assets
Current Assets:
Cash and Cash Investments	$1,165	$1,958
Receivables	1,779	1,613
Inventories	1,279	1,263
Prepaid Expenses and Other	313	281

Total Current Assets	4,536	5,115
Property and Equipment, Net	2,351	2,363
Goodwill	3,965	3,957
Other Intangible Assets, Net	304	306
Other Assets	529	584

Total Assets	$11,685	$12,325

Liabilities
Current Liabilities:
Notes Payable	$323	$1,446
Accounts Payable	890	815
Accrued Liabilities	1,126	1,128

Total Current Liabilities	2,339	3,389
Long-term Debt	4,044	3,533
Deferred Income Taxes and Other	1,041	932

Total Liabilities	7,424	7,854
Shareholders’ Equity	4,261	4,471

Total Liabilities and Shareholders’ Equity	$11,685	$12,325

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation
(in millions)

	Three Months Ended
	March 31,
	2007	2006
Consolidated Net Sales, As Reported	$2,881	$3,167
- Acquisitions	(18)	—

Consolidated Net Sales, Excluding Acquisitions	$2,863	$3,167

North American Net Sales, As Reported	$2,258	$2,650
- Acquisitions	(18)	—

North American Net Sales, Excluding Acquisitions	$2,240	$2,650

International Net Sales, As Reported	$623	$517
- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	623	517
- Currency Translation	(55)	—

International Net Sales, Excluding Acquisitions and Currency	$568	$517

Notes:
The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.
The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins
(dollars in millions)

	Three Months Ended March 31,
	2007		2006
	$	Margin	$	Margin
Operating Profit, As Reported	$257	8.9%	$355	11.2%

Profit Improvement Programs, Plumbing Products Segment	—		17

Costs and Charges	25		—

Operating Profit, As Reconciled	$282	9.8%	$372	11.7%

Note:
The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Shareholders’ Equity
(in millions)

Twelve
Months Ended
March 31,
2007
Operating Profit, As Reported	$1,028
Impairment Charges for Goodwill	331
Income Regarding Litigation Settlement	(1)

Operating Profit, As Reconciled	$1,358

	Twelve Months Ended
	March 31,
	2007	2006
Shareholders’ Equity, As Reported	$4,261	$4,682
Impairment Charges for Goodwill (after tax)	331	69
Income Regarding Litigation Settlement (after tax)	(1)	(3)

Shareholders’ Equity, As Reconciled	$4,591	$4,748

Notes:
Data exclude discontinued operations.
The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.
This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.

MASCO CORPORATION
Discontinued Operations
(in millions)

	Three Months Ended
	March 31,
	2007	2006
Net Sales	$—	$19

Income from Discontinued Operations	—	2
Gain (Loss) on Disposal of Discontinued Operations, Net	1	(1)

Income Before Income Taxes	1	1
Income Tax Expense	—	(1)

Income from Discontinued Operations, Net	$1	$—